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                                                                  EXHIBIT (j)(2)


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the reference to us under the heading "Financial Highlights" in this Registration Statement on Form N-1A for Van Kampen Growth and Income Fund.


/s/ PRICEWATERHOUSECOOPERS LLP


PRICEWATERHOUSECOOPERS LLP



Chicago, Illinois
March 24, 2003